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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 22, 2002



                             Cooper Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


               1-1175                                  31-4156620
      (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                   77002
(Address of Principal Executive Offices)               (Zip Code)

                                  713/209-8400
              (Registrant's Telephone Number, Including Area Code)

         _____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5            Other Events.

On May 22, 2002, Cooper Industries, Inc. (the "Company") completed its corporate reorganization by which it changed its domicile to Bermuda under the name Cooper Industries, Ltd. In conjunction therewith, the Company issued the press release attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

                  Exhibits

                  99.1 Company press release dated May 22, 2002 titled "Cooper Industries Completes Reincorporation."

                  99.2 Company "Sales Trends" to be posted on the Company's website.

Item 9.           Regulation FD Disclosure.

Posting of  Sales Trends Information

On May 22, 2002, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.2.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPER INDUSTRIES, INC.
                                       (Registrant)



Date:    May 22, 2002                  /s/ Diane K. Schumacher
                                       -----------------------------------
                                       Diane K. Schumacher
                                       Senior Vice President and
                                       General Counsel







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                                  EXHIBIT INDEX


Exhibit No.

  99.1 Company press release dated May 22, 2002 titled "Cooper Industries Completes Reincorporation."

  99.2     Company "Sales Trends" to be posted on the Company's website.